================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report January 30, 2006

                           RESOURCES CONNECTION, INC.

            Delaware                    0-32113                33-0832424
  -----------------------------       -----------          ------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 695 Town Center Drive, Suite 600, Costa Mesa, California        92626

        Registrant's telephone number, including area code (714) 430-6400

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On January 26, 2006, the Board of Directors of Resources Connection, Inc. (the "Company") unanimously elected Thomas D. Christopoul to its Board, effective immediately. At the same time, the Board also appointed Mr. Christopoul, an independent director, as a member of the Audit Committee. A copy of the press release announcing Mr. Christopoul's election is attached as
Exhibit 99.1 hereto and incorporated herein by this reference.

         Mr. Christopoul's election and appointment coincides with the resignation of Gerald Rosenfeld from the Board and the Audit Committee. After serving with the Company for almost eight years, Mr. Rosenfeld voluntarily resigned from the Board and the Audit Committee in order to devote more time to his other professional and personal commitments.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Text of press release, dated January 30, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RESOURCES CONNECTION, INC.

Date:  January 30, 2006
                                                   By:  /s/  Donald B. Murray
                                                        -----------------------
                                                        Donald B. Murray
                                                        Chief Executive Officer